FIFTH AMENDMENT AND WAIVER AGREEMENT


     THIS FIFTH AMENDMENT AND WAIVER AGREEMENT (this "Fifth Amendment") is entered into as of September 18, 2006 by and among Harvey Electronics, Inc., a New York corporation ("Borrower"), and Webster Business Credit Corporation ("Lender").

                                  Introduction

     Borrower and Lender are parties to a Loan and Security Agreement dated as of November 21, 2003 (as amended through the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender has agreed to make revolving credit loans and to provide certain other financial accommodations to Borrower.

     Borrower has requested certain amendments and waivers to the Loan Agreement. Lender is willing to effect the amendments and waivers of the Loan Agreement requested by Borrower on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. Amendments to the Loan Agreement. Upon the date that this Fifth Amendment shall have been executed by each of the parties hereto and all conditions set forth in Section 3 of this Fifth Amendment have been satisfied, Borrower and Lender agree that the Loan Agreement shall be amended as follows:

     (a) Section 7.21 of the Loan  Agreement is hereby  amended by deleting such
Section  7.21 in its entirety and  inserting in lieu thereof the  following  new
Section 7.21:

          "7.21 Financial Covenants.

                    (a) Minimum EBITDA.  Fail to achieve  EBITDA,  measured on a month-end basis, of at least the required amount set forth in the following table for the month set forth opposite thereto:

---------------------------------------- ------------------------------------
           Applicable Amount                     Applicable Month

---------------------------------------- ------------------------------------
             $(60,000)                             October 2006
---------------------------------------- ------------------------------------


                    (b) Excess Availability. Borrower shall be required to maintain Excess Availability of at least (i) $500,000 at all times during the period from November 1, 2006 through November 30, 2006 and (ii) $750,000 at all times after November 30, 2006.

                    (c) Business Plan and Projections.  Within 30 days after the
               Closing (as defined in the Securities Purchase Agreement dated April 17, 2006 among the Borrower and the other parties named therein (as amended, the "Purchase Agreement")) the Borrower shall deliver a Business Plan and Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Lender, in its sole discretion, for the forthcoming 12 month period, on a month by month basis, certified by the chief financial officer of Borrower as being such officer's good faith best estimate of the financial performance of Borrower during the period covered thereby. Covenant levels with respect to EBITDA and Excess Availability set forth in the foregoing subsections (a) and (b) will be reset within 30 days of receipt and approval of the Business Plan and Projections and be based upon the Business Plan and Projections approved by Lender."

     (b) Article 8 of the Loan Agreement is hereby amended by adding the following Sections 8.14 and 8.15:

               "8.14 If (a) the Borrower shall have failed to obtain all Shareholder Approvals (as defined in the Purchase Agreement) required by the Purchase Agreement by October 27, 2006, (b) the Borrower shall have failed to prepare and deliver to each of the Purchasers, Trinity (as defined in the Purchase Agreement) and the Lender by October 27, 2006 an operational and financial restructuring plan acceptable to each of the Purchasers, Trinity and the Lender in their sole discretion, (c) the Purchase Agreement shall have terminated prior to the Closing (as defined in the Purchase Agreement) or (d) the Closing shall not have occurred by November 10, 2006.

               8.15 If the Borrower shall fail to employ a management consultant reasonably acceptable to the Lender on terms and conditions reasonably acceptable to the Lender by October 15, 2006.

     2. Lender's Rights. Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law with respect to any Default or Event of Default existing on the date hereof, other than the Identified Events of Default (defined below).

     3. Conditions Precedent to Fifth Amendment. The satisfaction of each of the following, unless waived or deferred by Lender in its Permitted Discretion constitute conditions precedent to the effectiveness of this Fifth Amendment:

     (a) Lender shall have received this Fifth Amendment, duly executed by Borrower;

     (b) the representations and warranties in this Fifth Amendment, the Loan Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (c) after giving effect to this Fifth Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, and no Default or Event of Default shall result from the consummation of the transactions contemplated herein;

     (d) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any court or other governmental authority against Borrower or Lender;

     (e) Lender shall have received payment in full of $7,500 upon the effective date of this Fifth Amendment and its out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this Fifth Amendment; and

     (f) receipt by Lender of the Amendment No. 1 to Securities Purchase Agreement in the form attached hereto as Exhibit A duly executed and delivered by the Borrower and Purchasers.

     4. Waiver. Lender hereby waives the Events of Default arising under Sections 7.21(a) and (b) of the Loan Agreement solely to the extent resulting from the Borrower having allowed EBITDA for the (i) one month period ended July 31, 2006 to vary negatively by more than $165,000 from the EBITDA projected for such one month period in the Business Plan in effect on the date thereof, (ii) three month period ended July 31, 2006 to vary negatively by more than $330,000 from the EBITDA projected for such three month period in the Business Plan in effect on the date thereof, and (iii) three month period ended August 31, 2006 to vary negatively by more than $330,000 from the EBITDA projected for such three month period in the Business Plan in effect on the date thereof (collectively, the "Identified Events of Default"). The foregoing provisions of this Section 4 relate solely to the Identified Events of Default and shall in no way be deemed or construed as a waiver by Lender of any other Default or Event of Default under the Loan Agreement or any other Loan Document, known or unknown, now existing or occurring subsequent to the date of this Fifth Amendment. Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law with respect to any Default or Event of Default existing on the date hereof and not specified herein as an Identified Event of Default.

     5. Representations and Warranties. Borrower hereby represents and warrants to the Lender that:

     (a) the execution, delivery, and performance of this Fifth Amendment, the Loan Agreement and the other Loan Documents (i) are within Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any approval or consent of any Person under any contractual obligation of the Borrower and (iv) do not contravene (A) any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or Governmental Authority, (B) the terms of its charter, bylaws or other operative or formative documents or (C) any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

     (b) this Fifth Amendment has been duly executed and delivered by Borrower;

     (c)  this  Fifth  Amendment  and the  Loan  Agreement  and the  other  Loan
Documents, each as previously amended and as amended hereby, constitute Borrower's legal, valid, and binding obligations, enforceable against Borrower in accordance with their respective terms;

     (d) Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, each as previously amended and as amended hereby, on its part to be observed or performed on or prior to the date hereof; and

     (e) after giving effect to this Fifth Amendment, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

     6. Reaffirmation. Borrower further reaffirms all of its obligations under the Loan Agreement and the other Loan Documents, each as previously amended and as amended hereby.

     7. Effect on Loan Agreement. Except as expressly provided herein, the execution, delivery, and performance of this Fifth Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Lender under the Loan Agreement or any other Loan Document. Except to the extent expressly amended hereby, the Loan Agreement and all other Loan Documents shall be unaffected hereby, shall continue in full force and effect, are hereby in all respects ratified and confirmed, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lender.

     8. No Novation; Entire Agreement. This Fifth Amendment evidences solely the amendment of certain terms and provisions of Borrower's obligations under the Loan Agreement expressly set forth herein and is not a novation or discharge thereof. There are no other understandings, express or implied, between Lender and Borrower regarding the subject matter hereof.

     9. Choice of Law. The validity of this Fifth Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflicts of laws principles.

     10. Definitions and Construction.

     (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement, as amended hereby.

     (b) Upon and after the effectiveness of this Fifth Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     11. Counterparts; Telefacsimile Execution. This Fifth Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Fifth Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Fifth Amendment. Any party delivering an executed counterpart of this Fifth Amendment by facsimile also shall deliver a manually executed counterpart of this Fifth Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Fifth Amendment.

                   [Signatures appear on the following page.]

     IN WITNESS WHEREOF, Borrower and Lender caused this Fifth Amendment to be executed as of the date first above written.

                                    BORROWER:

                                    HARVEY ELECTRONICS, INC.



                                    By: /s/ Joseph J. Calabrese
                                        ------------------------------
                                        Joseph J. Calabrese
                                        Executive Vice President and
                                        Chief Financial Officer



                                   LENDER:

                                   WEBSTER BUSINESS CREDIT CORPORATION



                                   By: /s/ Patrick Wallace
                                       ------------------------------
                                       Patrick Wallace

                                    Exhibit A

            Form of Amendment No. 1 to Securities Purchase Agreement